UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Appointment of Principal Officers

(b)	On May 29, 2007, the Company announced the resignation, effective June 1, 2007, of its Senior Vice President & Chief Financial Officer, Jeffry Kaczka. Mr. Kaczka will remain employed by the Company for a transitional period during which time he will provide any requested transitional services. In connection with his resignation, Mr. Kaczka will receive the benefits provided by the Company’s previously disclosed Officer Severance Policy Terms (see Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 19, 2005). The press release announcing Mr. Kaczka’s resignation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(c)	On May 29, 2007, the Company announced the appointment of James L. Bierman as Chief Financial Officer of the Company effective June 13, 2007. Mr. Bierman, age 55, served from 2000-2004 as Corporate Executive Vice President & Chief Financial Officer of Quintiles Transnational Corp. (“QTC”), a provider of product development and commercial solutions for the pharmaceutical, biotech and medical device industries. From 1998-2000, Mr. Bierman served as Senior Vice President of Corporate Development of QTC. Prior to joining QTC, Mr. Bierman spent 22 years with Arthur Andersen LLP where he worked primarily in the areas of healthcare and financial markets.

As compensation for his services as Chief Financial Officer, Mr. Bierman will receive the following: (1) $450,000 annualized salary and a $50,000 signing bonus; (2) eligibility to participate in the Company’s annual incentive program; (3) an initial award of restricted stock and stock options (in accordance with the Company’s standard grant agreements for such awards) as determined and approved by the Compensation & Benefits Committee; (5) eligibility to participate in annual equity awards; and (6) eligibility to participate in the Company’s executive benefit programs, including but not limited to the Management Equity Ownership Program and the Supplemental Executive Retirement Plan.

The press release announcing Mr. Bierman’s appointment as Chief Financial Officer is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release Announcing Resignation and Appointment of Chief Financial Officer

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 29, 2007	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release Announcing Resignation and Appointment of Chief Financial Officer